                                                                                                                Exhibit (21)
                                                                                                               --------------

Subsidiaries of the registrant (As of December 31, 2004)
-----------------------------------------------------------------------------
                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                                                  Owned by
                                                                                      State of                   Immediate
Name                                                                                Organization                   Parent
----------------------------------------------------------------------             ---------------             --------------
OLD  REPUBLIC  INTERNATIONAL  CORPORATION                                          Delaware                         ---
----------------------------------------------------------------------
    Old Republic General Insurance Group, Inc.                                     Delaware                        100%
    ------------------------------------------------------------------
        Bitco Corporation                                                          Delaware                        100%
           Bituminous Casualty Corporation                                         Illinois                        100%
           Bituminous Fire and Marine Insurance Corporation                        Illinois                        100%
        Chicago Underwriting Group, Inc.                                           Delaware                        100%
        Employers General Insurance Group, Inc.                                    Delaware                         97%
           Employers General Insurance Company                                     Texas                           100%
           Employers National Risk Management Services, Inc.                       Texas                           100%
           Employers Claims Adjustment Services, Inc.                              Texas                           100%
           National General Agency, Inc.                                           Texas                           100%
        ORI Great West Holding, Inc.                                               Delaware                        100%
           Great West Casualty Company                                             Nebraska                        100%
           Great West Insurance Agencies, Inc.                                     Delaware                        100%
        International Business & Mercantile Insurance Managers, Inc.               Delaware                        100%
        International Business & Mercantile REassurance Company                    Illinois                        100%
        Old Republic Home Protection Company, Inc.                                 California                      100%
        Old Republic Insurance Company                                             Pennsylvania                    100%
        Old Republic Insured Credit Services, Inc.                                 Delaware                        100%
        Old Republic Lloyds of Texas                                               Texas                           100%
        Old Republic Risk Management, Inc.                                         Delaware                        100%
           Old Republic Mercantile Insurance Company                               Wisconsin                       100%
        Old Republic REassurance Ltd.                                              Bermuda                         100%
        Old Republic Security Holdings, Inc.                                       Delaware                        100%
           Old Republic Security Assurance Company                                 Arizona                         100%
           Old Republic Insured Automotive Services, Inc.                          Oklahoma                        100%
        Old Republic Surety Group, Inc.                                            Delaware                        100%
           Old Republic Surety Company                                             Wisconsin                       100%
        Old Republic Union Insurance Company                                       Illinois                        100%
        Phoenix Aviation Managers, Inc.                                            Delaware                        100%
        Reliable Canadian Holdings, Ltd.                                           Ontario(Canada)                 100%
           D.I.S.C.C. Enterprise, Ltd.                                             British Columbia(Canada)        100%
           Old Republic Canadian Holdings, Ltd.                                    Ontario(Canada)                 100%
               Reliable Life Insurance Company                                     Ontario(Canada)                 100%
           Old Republic Insurance Company of Canada                                Ontario(Canada)                 100%


    Old Republic Mortgage Guaranty Group, Inc.                                     Delaware                        100%
    ------------------------------------------------------------------
        Republic Mortgage Insurance Company                                        North Carolina                  100%
           Group Mortgage Reinsurance Company                                      Vermont                         100%
        Republic Mortgage Insurance Company of Florida                             Florida                         100%
        Republic Mortgage Insurance Company of North Carolina                      North Carolina                  100%
        RMIC Corporation                                                           North Carolina                  100%
           Republic Strategies Advisory, LLC                                       North Carolina                  100%

                                                                                                                Exhibit (21)
                                                                                                               --------------
Subsidiaries of the registrant (As of December 31, 2004)
-----------------------------------------------------------------------------
                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                                                  Owned by
                                                                                      State of                    Immediate
Name                                                                                Organization                   Parent
----------------------------------------------------------------------             ---------------             --------------
    Old Republic Title Insurance Group, Inc.                                       Delaware                        100%
    ------------------------------------------------------------------
        Old Republic National Title Holding Company                                Delaware                        100%
           American Guaranty Holding Corp.                                         Oklahoma                        100%
               American Guaranty Title Insurance Company                           Oklahoma                        100%
                   American First Title & Trust Company                            Oklahoma                        100%
                   American Guaranty Title Company                                 Oklahoma                        100%
                   Lenders Inspection Company                                      Oklahoma                         80%
           Asset Discovery, Inc.                                                   Massachusetts                   100%
           Houston Title Company                                                   Texas                           100%
           Kasparnet, Inc.                                                         Ohio                            100%
           L.T. Service Corporaton                                                 New York                        100%
           Lex Terrae, Ltd.                                                        New York                        100%
           Lex Terrae National Title Services, Inc.                                New Jersey                      100%
           Old Republic Central Title, Inc.                                        Delaware                        100%
           Old Republic Eastern Title, Inc.                                        Delaware                        100%
           Old Republic Exchange Facilitator Company                               California                      100%
           Old Republic Title Company of Conroe                                    Texas                            58%
           Old Republic Title Company of Indiana                                   Indiana                         100%
           Old Republic Title Company of Kansas City, Inc.                         Missouri                        100%
           Old Republic Title Company of St. Louis, Inc.                           Missouri                        100%
           Old Republic Title Company of Tennessee                                 Tennessee                       100%
           Old Republic Title Company of Utah                                      Utah                            100%
           The Title Company of North Carolina, Inc.                               North Carolina                  100%
           Old Republic National Title Insurance Company                           Minnesota                       100%
               Mississippi Valley Title Insurance Company                          Mississippi                     100%
           Old Republic General Title Insurance Corporation                        Ohio                            100%
           Old Republic Title Holding Company, Inc.                                California                      100%
               Mara Escrow Company                                                 California                      100%
               Old Republic Title and Escrow of Hawaii, Ltd.                       Hawaii                          100%
               Old Republic Title Company                                          California                      100%
               Old Republic Title Company of Nevada                                Nevada                          100%
               Old Republic Title Information Concepts                             California                      100%
               Old Republic Title Insurance Agency, Inc.                           Arizona                         100%
               Old Republic Title, Ltd.                                            Delaware                        100%
               Professional Realty Couriers, Inc.                                  California                      100%


    Old Republic Life Insurance Group, Inc.                                        Delaware                        100%
    ------------------------------------------------------------------
        Old Republic Dealer Service Corporation                                    Delaware                        100%
        Old Republic Life Insurance Company                                        Illinois                        100%
        Old Republic Life Insurance Company of Arizona                             Arizona                         100%
        Old Republic Life Reinsurance Group, Inc.                                  Delaware                        100%
           Home Owners Life Insurance Company                                      Illinois                        100%


    Old Republic Marketing, Inc.                                                   Illinois                        100%
    ------------------------------------------------------------------
        Owns minor non-consolidated subsidiaries & affiliates                      Various                         100%

                                                                                                                Exhibit (21)
                                                                                                               --------------
Subsidiaries of the registrant (As of December 31, 2004)
-----------------------------------------------------------------------------
                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                                                  Owned by
                                                                                      State of                    Immediate
Name                                                                                Organization                   Parent
----------------------------------------------------------------------             ---------------             --------------
    Old Republic Asset Management                                                  Illinois                        100%
    ------------------------------------------------------------------

    Old Republic Capital Corporation                                               Delaware                        100%
    ------------------------------------------------------------------

    Old Republic United Asset Holdings, Inc.                                       Pennsylvania                    100%
    ------------------------------------------------------------------

    American Business & Personal Insurance Mutual, Inc.                            Delaware                           *
    ------------------------------------------------------------------
        Inter Capital Group, Inc.                                                  Delaware                        100%
           Inter Capital Company of Chicago                                        Delaware                        100%
           Inter Capital Leasing and Finance Corporation                           Delaware                        100%
           Inter Capital Realty Corporation                                        Delaware                        100%
           Inter West Assurance Company, Ltd.                                      Bermuda                         100%

* Owned by its policyholders